Exhibit 99.1

Trilogy Metals Files Final Base Shelf Prospectus in Canada and Registration Statement in the United States

VANCOUVER, BC, April 14, 2025 /CNW/ - Trilogy Metals Inc. (TSX: TMQ) (NYSE American: TMQ) ("Trilogy Metals" or the "Company") has filed a final short form base shelf prospectus with the securities commissions in each of the provinces and territories of Canada, and a corresponding shelf registration statement on Form S-3 with the United States Securities and Exchange Commission ("SEC") allowing for the future issuance, from time to time, of up to US$50,000,000 in common shares, warrants to purchase common shares, share purchase contracts of the Company, subscription receipts and units comprised of some or all of the foregoing securities. Any amounts, prices and terms will be determined based on market conditions at the time of an offering and will be set out in an accompanying prospectus supplement. The Canadian final base shelf prospectus will be valid for a 25-month period. The US shelf registration statement on Form S-3 is now effective and will be valid for three years.

The intention of the base shelf prospectus and shelf registration statement is to allow the Company to more quickly access capital when the capital is needed and as market opportunities permit.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration and qualification under the securities law of such jurisdiction.

Any offering of the securities covered by the base shelf prospectus and shelf registration statement will be made solely by means of a prospectus and an accompanying prospectus supplement relating to that offering. Copies of the base shelf prospectus and shelf registration statement are available, and copies of any prospectus supplement relating to a particular offering will be available, under the Company's profile on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov, respectively. Copies may also be obtained, when available, by contacting the Corporate Secretary of the Company at Suite 901, 510 Burrard Street, Vancouver, British Columbia V6C 3A8, Telephone +1 604 638 8088.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain "forward-looking information" and "forward-looking statements" (collectively "forward-looking statements") within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, the filing and effectiveness of any potential future prospectus supplement, any potential future offerings of securities pursuant to the base shelf prospectus and the registration statement (and the use of proceeds therefrom) and receipt of the necessary regulatory approvals are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving our assumptions with respect to those uncertainties disclosed in the Company's Annual Report on Form 10-K for the year ended November 30, 2024 filed with Canadian securities regulatory authorities and with the SEC and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

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SOURCE Trilogy Metals Inc.

View original content: http://www.newswire.ca/en/releases/archive/April2025/14/c5150.html

%CIK: 0001543418

For further information: Company Contacts: Tony Giardini, President & Chief Executive Officer; Elaine Sanders, Vice President & Chief Financial Officer, info@trilogymetals.com, 604-638-8088

CO: Trilogy Metals Inc.

CNW 18:49e 14-APR-25